VANGUARD
CONVERTIBLE
SECURITIES FUND

Annual Report - November 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

         We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

         But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

         They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                            [PHOTO]

John C. Bogle                                      John J. Brennan
Chairman                                           President

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . .      1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . . . . . . . . . . .      4
REPORT FROM THE ADVISER . . . . . . . . . . . . . . . . . . . . . . . .      6
PERFORMANCE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . .      7
PORTFOLIO PROFILE   . . . . . . . . . . . . . . . . . . . . . . . . . .      8
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . .     11
REPORT OF INDEPENDENT ACCOUNTANTS   . . . . . . . . . . . . . . . . . .     18

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard Convertible Securities Fund earned a solid return of +14.8% during the fiscal year ended November 30, 1997, benefiting from an economic environment that was good for bonds and very good for stocks. Bond prices rose modestly--reflecting slightly lower interest rates--while strong economic growth, low unemployment, and tame inflation provided an ideal setting for the continuation of the U.S. stock market's remarkable run.

         The table at right presents the Fund's total return (capital change plus reinvested dividends) compared with those of the average convertible securities fund and our principal unmanaged benchmark, the Credit Suisse First Boston Convertible Securities Index. We also present the returns of two indexes as proxies for the broad market environment: for stocks, the Standard & Poor's 500 Composite Stock Price Index; for bonds, the Lehman Brothers Aggregate Bond Index.

         As shown in the table, our Fund's return trailed those of our two competitive standards.

         Our total return is based on a change in net asset value from $13.07 on November 30, 1996, to $13.01 on November 30, 1997, adjusted for dividends totaling $0.47 per share from net investment income and distributions totaling $1.29 per share from net realized capital gains. At fiscal year-end, the Fund's dividend yield was 4.30%.


----------------------------------------------------------------------
                                                       TOTAL RETURNS
                                                     FISCAL YEAR ENDED
                                                     NOVEMBER 30, 1997
----------------------------------------------------------------------
Vanguard Convertible Securities Fund                       +14.8%
----------------------------------------------------------------------
Average Convertible Securities Fund                        +16.4%
----------------------------------------------------------------------
CS First Boston Convertibles Index                         +15.4%
----------------------------------------------------------------------
S&P 500 Index                                              +28.5%
Lehman Aggregate Bond Index                                + 7.6
----------------------------------------------------------------------

FISCAL 1997 PERFORMANCE OVERVIEW

The United States experienced something close to economic nirvana in fiscal 1997. Growth in corporate profits was robust, and the U.S. unemployment rate at fiscal year-end was 4.6%, a 24-year low. Yet inflation decelerated and long-term interest rates declined slightly on balance during the year.

         The stock market rose sharply for the third consecutive year, although it suffered some setbacks. Curiously, while the declines early in the fiscal year were attributed mainly to anxiety about higher inflation, a sharp drop in October stemmed from concern that economic problems in Asia might result in deflation. Anxiety receded, however, in the face of continued good news from economic statistics and corporate profit reports.

         Bond prices fell and long-term interest rates rose during the first half of the fiscal year, then reversed course in the second half. On balance, the yield on the bellwether 30-year U.S. Treasury bond declined 30 basis points (0.3 percentage point), ending the fiscal year at 6.05%. Short-term interest rates fluctuated within a fairly narrow band, and on balance the yield on three-month U.S. Treasury bills rose 7 basis points to 5.20%.

         Convertible bonds and preferred stocks--hybrid securities that exhibit characteristics of both equities and bonds--fared well during the period, earning a return between those of stocks and of intermediate-term bonds, albeit considerably closer to the (lower) bond return.

         Our Fund's return of +14.8% for the fiscal year, while quite solid on an absolute basis, fell short of the returns of its average competitor (+16.4%) and its benchmark index (+15.4%). The reasons for our shortfall versus our average peer are fairly straightforward. First, our competitors owned a higher percentage of convertible preferred stocks, which benefited from strong demand during the twelve months. (The prices of convertible preferred stocks are more volatile than prices of convertible bonds.) Second, the average convertible fund held a 7% position in common stocks, while Vanguard Convertible Securities Fund held no stocks. Obviously, during such a robust period for the stock market, even a relatively light commitment to stocks was beneficial for our competitors.

         We lagged the CS First Boston Convertibles Index because some of our individual holdings performed poorly, and because the Index, unlike actual mutual funds, incurs no operating or transaction costs. Our objective, nonetheless, is to outpace this unmanaged list of large convertibles over time.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents the performance of our Fund over the past decade, compared with that of its benchmarks. During this period, the return of our Fund outpaced that of its average peer; however, both fell short of the return of the Index.


-----------------------------------------------------------------------------------------------------
                                                                       TOTAL RETURNS
                                                             10 YEARS ENDED NOVEMBER 30, 1997
                                                        ---------------------------------------------
                                                        AVERAGE                      FINAL VALUE OF
                                                         ANNUAL                        A $10,000
                                                          RATE                     INITIAL INVESTMENT
-----------------------------------------------------------------------------------------------------
Vanguard Convertible Securities Fund                     +13.1%                         $34,127
-----------------------------------------------------------------------------------------------------
Average Convertible Securities Fund                      +12.4%                         $32,314
-----------------------------------------------------------------------------------------------------
CS First Boston Convertibles Index                       +13.5%                         $35,478
-----------------------------------------------------------------------------------------------------

         The difference in expenses accounted for virtually all of our performance advantage versus our average peer and for our shortfall versus the CS First Boston Index. Our expense ratio (annual expenses as a percentage of net assets) in fiscal 1997 was 0.67%, less than half the 1.54% expense ratio of the average convertible securities fund, giving us a head start of more than
0.8 percentage point each year. The Index, as noted earlier, is a theoretical construct that incurs none of the real-world costs of fund management and administration.

         We emphasize that we do not expect our long-term performance to simply reflect our built-in cost advantage over our competitors. Rather, we expect the Fund's investment adviser, Oaktree Capital Management (which just completed its first full fiscal year at the Fund's helm), to provide returns that top those of our peers before taking expenses into account. We expect Oaktree to meet the high standard we have set for the Fund.

         In reviewing these longer-term returns, it's important to understand that the past decade has been a truly remarkable period for both stocks and bonds. Long-term interest rates are near their lowest level in more than a decade, and returns from stocks over the past ten years have been more than 1 1/2 times the long-term historical average. Consequently, it is prudent to expect that returns over the next decade will be lower than those of the recent past.

IN SUMMARY

When the rewards of investing are so visible, there is a danger that investors will overlook the risks inherent in financial markets. The recent market volatility in the United States and abroad--punctuated by October's sudden slide--should serve as a reminder that risk is ever present. Suffice it to say that investing is not a one-way street, a fact that the markets will make clear from time to time.

         Nonetheless, the greatest risk is not investing in the first place. We believe that risk is best managed through a balanced investment program of stocks, bonds, and reserves--including, in particular circumstances, convertible securities--tailored to fit your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you are prepared to "stay the course" toward your investment goals.


/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN

John C. Bogle                                      John J. Brennan
Chairman of the Board                              President

December 23, 1997

THE MARKETS IN PERSPECTIVE
Year Ended November 30, 1997


U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

         Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

         Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.


-----------------------------------------------------------------------------------------------------
                                                                AVERAGE ANNUALIZED RETURNS
                                                             PERIODS ENDED NOVEMBER 30, 1997
                                                      -----------------------------------------------
                                                      1 YEAR             3 YEARS              5 YEARS
-----------------------------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                        28.5%               31.1%                20.2%
  Russell 2000 Index                                   23.4                22.7                 16.8
  MSCI EAFE Index                                      -0.1                 6.5                 11.6
------------------------------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                           7.6%               10.3%                 7.6%
  Lehman 10-Year Municipal Bond Index                   7.1                10.3                  7.5
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index                            5.2                 5.4                  4.7
------------------------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                  1.8%                2.6%                 2.6%
------------------------------------------------------------------------------------------------------

         While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

         The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

         By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER


It is our pleasure to make this report to investors in Vanguard Convertible Securities Fund for the fiscal year ended November 30, 1997. Since taking over as portfolio managers of the Fund in late 1996, we have significantly restructured its holdings with a focus exclusively on convertible securities.

         For the 6- and 12-month periods ended November 30, we were reasonably pleased with the Fund's performance both on an absolute basis and relative to its comparative benchmarks. On balance, the period was a rewarding one for investors in the Fund. Our return fell just shy of the return of the CS First Boston Convertible Securities Index, a widely recognized indicator of the convertible market's performance. Our relative performance was hurt by our usual underweighting in convertible preferreds, since these riskier securities--more volatile both in stock market upturns and downturns--substantially outperformed convertible bonds in both the 6- and 12-month periods. In addition, a few individual bond holdings performed poorly during the fiscal year because of negative developments for their issuers. On the other hand, the Fund benefited from a number of convertible holdings that we selected because they were cheap on a statistical basis. Many of these holdings quickly proved their merit.

         The second half of the fiscal year could best be described as both the best of times and the worst of times, with the booming financial markets struck by a sudden case of Asian flu late in the period. This change in psychology sparked unusual volatility in the financial markets, including convertible securities, both on a month-to-month basis and--especially--on an intraday basis. This heightened volatility caused us to be fairly active in managing the Fund. A very brisk new-issue calendar provided the opportunity to acquire several attractively priced convertible securities. After the recent market correction, several pending deals were repriced to reflect investor demand for higher coupons and/or lower conversion premiums. In a few cases, the underwriters became the owners of new convertible issues whose prices were unappealing to buyers.

         Overall, our strategy throughout this period has been to maintain a discipline of taking profits on highly appreciated issues and investing the proceeds in securities that we believe have the desired balance of potential for equity appreciation and strong fixed-income properties, which provide some protection from stock-market downturns.

         The Fund today remains well diversified, with more than 90 issues representing a wide variety of industrial groups. Convertible bonds with intermediate-term maturities remain the dominant category. These will continue to be our primary focus, and we will persist in restricting our holdings to convertible securities that we believe offer a clear imbalance of upside potential over downside risk.

Oaktree Capital Management LLC

December 9, 1997


INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.

PERFORMANCE SUMMARY
Convertible Securities Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 17, 1986-NOVEMBER 30, 1997
---------------------------------------------------------------------------------
                    CONVERTIBLE SECURITIES FUND                            FIRST
                                                                          BOSTON*
FISCAL           CAPITAL            INCOME           TOTAL                 TOTAL
YEAR             RETURN             RETURN           RETURN               RETURN
---------------------------------------------------------------------------------
1986              -2.0%              1.8%             -0.2%                1.6%
1987             -19.0               4.2             -14.8                -5.4
1988              11.4               7.4              18.8                16.5
1989              10.7               7.0              17.7                16.3
1990             -16.3               5.4             -10.9                -8.7
1991              21.7               7.5              29.2                24.6
1992              19.9               6.1              26.0                21.7
1993               9.5               4.4              13.9                19.2
1994              -8.5               4.1              -4.4                -3.9
1995              11.9               5.2              17.1                24.0
1996               9.9               5.0              14.9                15.3
1997              10.6               4.2              14.8                15.4
---------------------------------------------------------------------------------

*CS First Boston Convertibles Index.

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997
--------------------------------------------------------------------------------
                 Convertible             Average                 CS First Boston
                  Securities           Convertible                 Convertibles
                    Fund             Securities Fund                  Index
--------------------------------------------------------------------------------
1987 11             10000                 10000                      10000
1988 02             11567                 11032                      11298
1988 05             11448                 11196                      11379
1988 08             11642                 11360                      11487
1988 11             11885                 11547                      11651
1989 02             12522                 12101                      12454
1989 05             13650                 12821                      13304
1989 08             14480                 13478                      13885
1989 11             13989                 13166                      13546
1990 02             13611                 12843                      13195
1990 05             14500                 13404                      13733
1990 08             13061                 12547                      12812
1990 11             12458                 11935                      12370
1991 02             14276                 13398                      13985
1991 05             15609                 14442                      14902
1991 08             16103                 14967                      15598
1991 11             16101                 14940                      15413
1992 02             18479                 16387                      17208
1992 05             18380                 16630                      17592
1992 08             18607                 16837                      17834
1992 11             20288                 17703                      18761
1993 02             20654                 18289                      19843
1993 05             21742                 19476                      20937
1993 08             22349                 20413                      21939
1993 11             23102                 20560                      22367
1994 02             23568                 21016                      23017
1994 05             22082                 20290                      21724
1994 08             22883                 20954                      22519
1994 11             22097                 20101                      21501
1995 02             22400                 20459                      22344
1995 05             23601                 22006                      24146
1995 08             25405                 23378                      26185
1995 11             25876                 23963                      26656
1996 02             26489                 24976                      28132
1996 05             28342                 26344                      29677
1996 08             28009                 26032                      28879
1996 11             29725                 27768                      30747
1997 02             30423                 28396                      31320
1997 05             31327                 29800                      32416
1997 08             33742                 31988                      35212
1997 11             34127                 32314                      35478
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED NOVEMBER 30, 1997
                                              ----------------------------------------       FINAL VALUE OF A
                                              1 YEAR          5 YEARS         10 YEARS      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------
Convertible Securities Fund                   14.81%          10.96%           13.06%            $34,127
Average Convertible Securities Fund           16.37           12.79            12.44              32,314
CS First Boston Convertibles Index            15.39           13.59            13.50              35,478
---------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  10 YEARS
INCEPTION                                                                         ----------------------------------------
                                     DATE            1 YEAR         5 YEARS       CAPITAL          INCOME           TOTAL
--------------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund        6/17/1986         18.89%         12.73%         5.31%            5.50%           10.81%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Convertible Securities Fund


This Profile provides a snapshot of the Fund's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 9 and 10.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Securities                     98
Yield                                  4.3%
Conversion Premium                    31.3%
Average Weighted Maturity         5.6 years
Average Coupon                         4.6%
Average Quality                          Ba
Average Duration                  4.1 years
Foreign Holdings                       5.5%
Turnover Rate                          182%
Expense Ratio                         0.67%
Cash Reserves                          3.4%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------
Aaa/AAA                                 0.0%
Aa/AA                                   0.0
A/A                                     7.0
Baa/BBB                                18.8
Ba/BB                                  11.8
B/B                                    39.1
Less than B/B                           2.3
Not Rated                              21.0
--------------------------------------------
Total                                 100.0%

VOLATILITY MEASURES
------------------------------------------
               CONVERTIBLE
                SECURITIES         S&P 500
------------------------------------------
R-Squared             0.43            1.00
Beta                  0.50            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------
Loews Corp.                           2.5%
USA Waste Services Inc.               2.5
Rite Aid Corp.                        2.3
Loral Space & Communications Ltd.     2.2
Thermo Electron Corp.                 2.1
Kmart Financing                       1.9
Evergreen Media Corp.                 1.9
U.S. Filter Corp.                     1.9
CUC International, Inc.               1.8
Ralston Purina Co.                    1.8
------------------------------------------
Top Ten                              20.9%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------
Under 1 Year                       4.9%
1-5 Years                         40.7
5-10 Years                        54.4
10-20 Years                        0.0
20-30 Years                        0.0
Over 30 Years                      0.0
---------------------------------------
Total                            100.0%

SECTOR DIVERSIFICATION (% OF PORTFOLIO)
------------------------------------------------------------------------------------------
                                             NOVEMBER 30, 1996        NOVEMBER 30, 1997
                                           -----------------------------------------------
                                           CONVERTIBLE SECURITIES   CONVERTIBLE SECURITIES
                                           -----------------------------------------------
Auto & Transportation   . . . . . . . . .            5.0%                     4.7%
Consumer Discretionary  . . . . . . . . .           26.8                     31.3
Consumer Staples  . . . . . . . . . . . .            1.0                      4.3
Financial Services  . . . . . . . . . . .           14.6                      4.6
Health Care   . . . . . . . . . . . . . .           10.3                     12.7
Integrated Oils   . . . . . . . . . . . .            0.0                      0.0
Other Energy  . . . . . . . . . . . . . .            3.2                      9.1
Materials & Processing  . . . . . . . . .            5.0                      0.4
Producer Durables   . . . . . . . . . . .           17.7                     12.5
Technology  . . . . . . . . . . . . . . .            1.2                      9.1
Utilities   . . . . . . . . . . . . . . .            2.6                     11.3
Other   . . . . . . . . . . . . . . . . .           12.6                      0.0
------------------------------------------------------------------------------------------



AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a portfolio exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by securities of companies based outside the United States.

NUMBER OF SECURITIES. An indicator of diversification. The more separate securities a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular security.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentages of a portfolio's securities that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS
November 30, 1997


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------------
                                                           FACE                 MARKET
                                                         AMOUNT                 VALUE*
CONVERTIBLE SECURITIES FUND                               (000)                  (000)
--------------------------------------------------------------------------------------
CONVERTIBLE BONDS (67.3%)
--------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.6%)
    Magna International
      5.00%, 10/15/2002                                  $1,835             $    2,236
    MascoTech Inc.
      4.50%, 12/15/2003                                   3,045                  2,664
(1) Tower Automotive Inc.
      5.00%, 8/1/2004                                     1,945                  1,926
                                                                            ----------
                                                                                 6,826
                                                                            ----------
CONSUMER DISCRETIONARY (21.9%)
    CapStar Hotel Co.
      4.75%, 10/15/2004                                   2,205                  2,293
    COREStaff Inc.
      2.94%, 8/15/2004                                    3,505                  2,944
    CUC International, Inc.
      3.00%, 2/15/2002                                    3,055                  3,460
(1) Fine Host Corp.
      5.00%, 11/1/2004                                    2,505                  2,330
    Hilton Hotels Corp.
      5.00%, 5/15/2006                                    2,375                  2,684
    Home Depot, Inc.
      3.25%, 10/1/2001                                      540                    711
(1) HomeBase, Inc.
      5.25%, 11/1/2004                                    2,615                  2,707
    IMAX Corp.
      5.75%, 4/1/2003                                     1,065                  1,390
(1) The Interpublic Group of Cos., Inc.
      1.80%, 9/16/2004                                    3,045                  2,485
    Jacor Communications, Inc.
      0.00%, 6/12/2011                                    3,430                  2,109
    Mail-Well, Inc.
      5.00%, 11/1/2002                                    2,320                  2,453
    News America Holdings Inc.
      0.00%, 3/11/2013                                    6,510                  3,027
(1) Premiere Technologies, Inc.
      5.75%, 7/1/2004                                     1,940                  1,901
(1) Scandinavian Broadcasting
      7.00%, 12/1/2004                                    1,185                  1,191
    Tele-Communications International
      4.50%, 2/15/2006                                      950                    786
    Time Warner Inc.
      0.00%, 6/22/2013                                    6,390                  3,163
    USA Waste Services Inc.
      4.00%, 2/2/2002                                     4,575                  4,712
    WMX Technologies Inc.
      2.00%, 1/24/2005                                    1,325                  1,106
                                                                            ----------
                                                                                41,452
                                                                            ----------
CONSUMER STAPLES (2.3%)
(1) Rite Aid Corp.
      5.25%, 9/15/2002                                    3,870                  4,373
                                                                            ----------

ENERGY (6.0%)
(1) Halter Marine Group, Inc.
      4.50%, 9/15/2004                                    1,300                  1,430
(1) Key Energy Group, Inc.
      5.00%, 9/15/2004                                      955                    866
    Loews Corp. (Convertible into
      Diamond Offshore)
      3.125%, 9/15/2007                                   4,710                  4,739
(1) Lomak Petroleum, Inc.
      6.00%, 2/1/2007                                       630                    715
    Parker Drilling Corp.
      5.50%, 8/1/2004                                     1,365                  1,515


--------------------------------------------------------------------------------------
                                                           FACE                 MARKET
                                                         AMOUNT                 VALUE*
CONVERTIBLE SECURITIES FUND                               (000)                  (000)
--------------------------------------------------------------------------------------
    Pogo Producing Co.
      5.50%, 6/15/2006                                   $1,045              $   1,035
    SEACOR Holdings, Inc.
      5.375%, 11/15/2006                                  1,020                  1,107
                                                                             ---------
                                                                                11,407
                                                                             ---------
FINANCIAL SERVICES (0.4%)
    Paliburg International Finance
      3.50%, 2/6/2001                                     1,105                    823
                                                                             ---------

HEALTH CARE (11.4%)
    ALZA Corp.
      0.00%, 7/14/2014                                    3,250                  1,406
      5.00%, 5/1/2006                                     1,705                  1,671
    Assisted Living Concepts, Inc.
      6.00%, 11/1/2002                                    2,350                  2,409
(1) Atria Communities, Inc.
      5.00%, 10/15/2002                                   1,685                  1,708
(1) CareMatrix Corp.
      6.25%, 8/15/2004                                    1,640                  1,739
(1) ESC Medical Systems Ltd.
      6.00%, 9/1/2002                                     1,900                  1,940
(1) Heartport, Inc.
      7.25%, 5/1/2004                                     1,180                  1,189
    NCS HealthCare, Inc.
      5.75%, 8/15/2004                                    1,830                  1,857
    PhyCor, Inc.
      4.50%, 2/15/2003                                    2,595                  2,433
    Renal Treatment Centers, Inc.
      5.625%, 7/15/2006                                   1,950                  2,232
    Sunrise Assisted Living, Inc.
      5.50%, 6/15/2002                                    1,170                  1,346
    Tenet Healthcare Corp.
      6.00%, 12/1/2005                                    1,735                  1,631
                                                                             ---------
                                                                                21,561
                                                                             ---------
PRODUCER DURABLES (10.4%)
(1) Orbital Sciences Corp.
      5.00%, 10/1/2002                                    1,850                  2,137
(1) SPACEHAB, Inc.
      8.00%, 10/15/2007                                     985                    980
    Thermo Electron Corp.
      4.25%, 1/1/2003                                     3,535                  3,950
(1) Thermo Fibertek Inc.
      4.50%, 7/15/2004                                    2,300                  2,395
(1) Thermo Instruments Inc.
      4.50%, 10/15/2003                                     380                    417
(1) ThermoQuest Corp.
      5.00%, 8/15/2000                                    1,550                  1,608
    U.S. Filter Corp.
      4.50%, 12/15/2001                                   3,390                  3,593
    U.S. Office Products Co.
      5.50%, 5/15/2003                                    2,740                  2,552
    Xerox Credit Corp.
      2.875%, 7/1/2002                                    1,900                  1,933
                                                                             ---------
                                                                                19,565
                                                                             ---------
TECHNOLOGY (5.9%)
    Comverse Technology Inc.
      5.75%, 10/1/2006                                    1,820                  1,838
    EMC Corp.
      3.25%, 3/15/2002                                      245                    358
(1) Gilat Satellite Networks Ltd.
      6.50%, 6/3/2004                                     1,790                  1,777
    HMT Technology Corp.
      5.75%, 1/15/2004                                    1,060                    938
    Quantum Corp.
      7.00%, 8/1/2004                                     1,300                  1,287
(1) Safeguard Scientifics, Inc.
      6.00%, 2/1/2006                                     1,055                  1,205
    System Software Associates, Inc.
      7.00%, 9/15/2002                                    1,800                  1,872
(1) Wind River Systems, Inc.
      5.00%, 7/31/2002                                    1,755                  1,874
                                                                             ---------
                                                                                11,149
                                                                             ---------
UTILITIES (5.4%)
(1) SmarTalk TeleServices Inc.
      5.75%, 9/15/2004                                    2,375                  2,446
    Telefonica Europe BV
      2.00%, 7/15/2002                                      525                    546
    Tel-Save Holdings, Inc.
      4.50%, 9/15/2002                                    2,970                  3,156
    U.S. Cellular Corp.
      0.00%, 6/15/2015                                    5,755                  2,133
    Winstar Communications, Inc.
      0.00%, 10/15/2005                                   1,795                  1,849
                                                                             ---------
                                                                                10,130
                                                                             ---------
--------------------------------------------------------------------------------------
 TOTAL CONVERTIBLE BONDS
    (COST $124,353)                                                            127,286
--------------------------------------------------------------------------------------

                                                         SHARES
--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (29.3%)
--------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.0%)
-(1)Federal-Mogul Finance Trust
      7.00% Cvt. Pfd.                                    35,300                  1,800
                                                                             ---------
CONSUMER DISCRETIONARY (8.3%)
-(1)Big Flower Press Trust
      6.00% Cvt. Pfd.                                    36,300                  1,774
    Evergreen Media Corp.
      6.00% Cvt. Pfd.                                    55,300                  3,629
    Hollinger International, Inc.
      9.75% Cvt. Pfd.                                   162,300                  1,937
    Houston Industries Inc.
      (Convertible into
      Time Warner Inc.)
      7.00% Cvt. Pfd.                                    48,300                  2,681
    Kmart Financing 7.75% Cvt. Pfd.                      66,300                  3,667
    Metromedia International Group,
      Inc. 7.25% Cvt. Pfd.                               43,100                  1,983
                                                                             ---------
                                                                                15,671
                                                                             ---------
CONSUMER STAPLES (1.8%)
    Ralston Purina Co. 7.00% Cvt. Pfd.                   52,100                  3,439
                                                                             ---------
ENERGY (2.7%)
-(1)EVI, Inc. 5.00% Cvt. Pfd.                            75,200                  3,356
-(1)Lomak Petroleum , Inc.
      5.75% Cvt. Pfd.                                    37,500                  1,847
                                                                             ---------
                                                                                 5,203
                                                                             ---------


--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                         SHARES                  (000)
--------------------------------------------------------------------------------------
FINANCIAL SERVICES (4.0%)
    American Heritage Life
      Investors Corp. 8.50% Cvt. Pfd.                    17,600               $    994
    Insignia Financial 6.50% Cvt. Pfd.                   43,500                  2,126
    National Australia Bank Ltd.
      7.875% Cvt. Pfd.                                   46,900                  1,319
(1) PennCorp Financial Group Inc.
      $3.50 Cvt. Pfd.                                    24,700                  1,365
    Salomon Inc. 6.25% Cvt. Pfd.                         16,800                    958
    Westpac Banking Corp. Strypes
      Trust 10.00% Cvt. Pfd.                             23,300                    760
                                                                              --------
                                                                                 7,522
                                                                              --------
HEALTH CARE (0.9%)
    Laboratory Corp. 8.50% Cvt. Pfd.                     32,239                  1,660
                                                                              --------
MATERIALS & PROCESSING (0.4%)
    Freeport-McMoRan, Inc.
      7.00% Cvt. Pfd.                                    32,900                    753
                                                                              --------
PRODUCER DURABLES (1.7%)
    QUALCOMM, Inc. 5.75% Cvt. Pfd.                       58,900                  3,284
                                                                              --------
TECHNOLOGY (2.9%)
    Loral Space & Communications
      Ltd. 6.00% Cvt. Pfd. Series C                      65,600                  4,141
    Morgan Stanley/Advanced Micro
      Devices $3.8625 PERQS
      (Convertible into Advanced
      Micro Devices)                                     45,900                  1,331
                                                                              --------
                                                                                 5,472
                                                                              --------
UTILITIES (5.6%)
-(1)AES Trust II 5.50% Cvt. Pfd.                         37,700                  1,748
    CalEnergy Capital Trust II
      6.25% Cvt. Pfd.                                    51,000                  2,512
(1) ICG Communications Inc.
      6.75% Cvt. Pfd.                                    49,300                  2,841
-(1)Intermedia Communication
      7.00% Cvt. Pfd.                                    93,800                  2,251
    IXC Communications, Inc.
      7.25% Cvt. Pfd.                                     7,499                  1,200
                                                                              --------
                                                                                10,552
                                                                              --------
--------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $53,263)                                                                55,356
--------------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.4%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.70%, 12/1/1997                                     $  6,595                  6,595
  5.71%, 12/1/1997--Note F                                3,588                  3,588
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $10,183)                                                                10,183
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
  (COST $187,799)                                                              192,825
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                                                 (000)
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                        $   4,737
Liabilities--Note F                                                            (8,458)
                                                                            ----------
                                                                               (3,721)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 14,532,310 outstanding
  $.001 par value shares
  (authorized 1,000,000,000 shares)                                          $189,104
======================================================================================

NET ASSET VALUE PER SHARE                                                      $13.01
======================================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security. New issue that has not paid a dividend as of November 30, 1997.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, the aggregate value of these securities was $58,321,000, representing 30.8% of net assets.

PERQS--Performance Equity-Linked Redemption Quarterly Pay Security.

-------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
                                                         AMOUNT                   PER
                                                          (000)                 SHARE
-------------------------------------------------------------------------------------
Paid in Capital                                        $165,762                $11.40
Undistributed Net
  Investment Income                                       2,102                   .14
Accumulated Net Realized Gains                           16,214                  1.12
Unrealized Appreciation--Note E                           5,026                   .35
-------------------------------------------------------------------------------------
NET ASSETS                                             $189,104                $13.01
=====================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------
                                                          CONVERTIBLE SECURITIES FUND
                                                         YEAR ENDED NOVEMBER 30, 1997
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                  $ 2,279
   Interest                                                                     6,394
                                                                             ---------
        Total Income                                                            8,673
                                                                             ---------
EXPENSES
   Investment Advisory Fees--Note B
        Basic Fee                                                                 731
        Performance Adjustment                                                    (91)
   The Vanguard Group--Note C
        Management and Administrative                                             434
        Marketing and Distribution                                                 34
   Taxes (other than income taxes)                                                 13
   Custodian Fees                                                                  31
   Auditing Fees                                                                    7
   Shareholders' Reports                                                           21
   Annual Meeting and Proxy Costs                                                   3
                                                                             ---------
        Total Expenses                                                          1,183
        Expenses Paid Indirectly--Note G                                          (30)
                                                                             ---------
        Net Expenses                                                            1,153
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           7,520
--------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                16,197
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         169
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $23,886
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CONVERTIBLE SECURITIES FUND
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                                  -------------------------------------
                                                                                   1997                            1996
                                                                                  (000)                           (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                    $    7,520                      $    5,593
   Realized Net Gain                                                            16,197                          17,085
   Change in Unrealized Appreciation (Depreciation)                                169                            (478)
                                                                            -------------------------------------------
        Net Increase in Net Assets Resulting from Operations                    23,886                          22,200
                                                                            -------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                        (6,451)                         (7,267)
   Realized Capital Gain                                                       (16,736)                         (1,993)
                                                                            -------------------------------------------
        Total Distributions                                                    (23,187)                         (9,260)
                                                                            -------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                       43,991                          32,298
   Issued in Lieu of Cash Distributions                                         20,712                           8,032
   Redeemed                                                                    (46,022)                        (55,628)
                                                                            -------------------------------------------
        Net Increase (Decrease) from Capital Share Transactions                 18,681                         (15,298)
-----------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                    19,380                          (2,358)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                           169,724                         172,082
                                                                            -------------------------------------------
   End of Year                                                                $189,104                        $169,724
=======================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                        3,549                           2,601
   Issued in Lieu of Cash Distributions                                          1,761                             666
   Redeemed                                                                     (3,766)                         (4,586)
                                                                            -------------------------------------------
        Net Increase (Decrease) in Shares Outstanding                            1,544                          (1,319)
=======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   CONVERTIBLE SECURITIES FUND
                                                                                     YEAR ENDED NOVEMBER 30,
                                                                ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1997          1996          1995          1994           1993
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $13.07        $12.03        $10.94        $12.89         $11.77
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .53           .43           .52           .53            .56
    Net Realized and Unrealized Gain (Loss) on Investments        1.17          1.29          1.26         (1.04)          1.03
                                                                ----------------------------------------------------------------
        Total from Investment Operations                          1.70          1.72          1.78          (.51)          1.59
                                                                ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.47)         (.54)         (.51)         (.53)          (.47)
    Distributions from Realized Capital Gains                    (1.29)         (.14)         (.18)         (.91)            --
                                                                ----------------------------------------------------------------
        Total Distributions                                      (1.76)         (.68)         (.69)        (1.44)          (.47)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $13.01        $13.07        $12.03        $10.94         $12.89
================================================================================================================================

TOTAL RETURN                                                    14.81%        14.88%        17.10%        -4.35%         13.87%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                            $189          $170          $172          $175           $202
    Ratio of Total Expenses to Average Net Assets                0.67%         0.69%         0.75%         0.73%          0.71%
    Ratio of Net Investment Income to Average Net Assets         4.29%         3.43%         4.63%         4.68%          4.44%
    Portfolio Turnover Rate                                       182%           97%           46%           52%            81%
    Average Commission Rate Paid                                $.0593        $.0594           N/A           N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Securities are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

         2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

         5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the securities.

B. Oaktree Capital Management LLC provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Credit Suisse First Boston Convertible Securities Index. For the year ended November 30, 1997, the advisory fee represented an effective annual rate of 0.42% of the Fund's average net assets before a decrease of $91,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At November 30, 1997, the Fund had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. During the year ended November 30, 1997, the Fund purchased $310,584,000 of investment securities and sold $307,971,000 of investment securities, other than temporary cash investments.

E. At November 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,026,000, consisting of unrealized gains of $8,902,000 on securities that had risen in value since their purchase and $3,876,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at November 30, 1997, was $3,452,000, for which the Fund held cash collateral of $3,588,000. Cash collateral received is invested in repurchase agreements.

G. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1997, custodian fee offset arrangements reduced expenses by $30,000 (0.02%).

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Convertible Securities Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD CONVERTIBLE SECURITIES
FUND

This information for the fiscal year ended November 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

         The Fund designates $1,016,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1997. Of the $1,016,000 capital gain dividends, the Fund designates $512,000 as a 20% rate gain distribution.

         For corporate shareholders, 8.51% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
CHAIRMAN and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
           Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

                            VANGUARD FAMILY OF FUNDS

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  (CA, NJ, NY, OH, PA)



Q820-11/97

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

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and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.